STEVE FARRAR CHIEF OPERATING OFFICER OF NORTH AMERICA

RECIPE TO WIN Create the best total customer experience. The Wendy’s Company

A CUT ABOVE Activating people Evolving service experience Reimaging restaurants The Wendy’s Company

The Wendy’s Company Internal Scorecards OPS IMPROVEMENT

RESTAURANT OPERATING LEVELS U.S. Company and Franchise Restaurants The Wendy’s Company 32.5% 24.8% 83.5% 0.6% 2008 2011 2008 2011 A & B LEVEL F LEVEL

The Wendy’s Company Customer Feedback OPS IMPROVEMENT

20% 25% 45% 55% 80% Minutes Hours Days Weeks Months Source: Forum Corporation Complaint Response Time vs. Customers Returning % of Customers Who Will Not Buy Again The Wendy’s Company

$1,200,000 $1,300,000 $1,400,000 $1,500,000 $1,600,000 $1,700,000 20% 30% 40% 50% 60% 70% 80% 90% 100% E S TI M A TE D ANN U A L S A L E S CUSTOMER SCORE Actual Company Restaurant Sampling High Customer Scores = High Sales The Wendy’s Company

$1,200,000 $1,300,000 $1,400,000 $1,500,000 $1,600,000 $1,700,000 20% 30% 40% 50% 60% 70% 80% 90% 100% E S TI M A TE D ANN U A L S A L E S CUSTOMER SCORE Actual Company Restaurant Sampling High Customer Scores = High Sales Each point increase results in $5,000 incremental annual sales The Wendy’s Company

“My Wendy’s” Reimages Customer Satisfaction 53% 58% 62% Not Implemented 1-3 months 12+ months Customer Scores After Implementation The Wendy’s Company

The Wendy’s Company

PEOPLE REBOOT In each Image Activation restaurant:  Re-interviewed entire staff  Kept only “Five-Stars”/hired exceptional new employees  Changed GMs and DMs as needed The Wendy’s Company

The Wendy’s Company SUPERIOR SERVICE

Win with “Five-Star Athletes”

The Wendy’s Company IMAGE ACTIVATION

1969…Wendy’s The Wendy’s Company

TODAY…New QSRs The Wendy’s Company

TODAY…Wendy’s Outdated Designs The Wendy’s Company

TODAY…Functional, not Competitive The Wendy’s Company

TODAY…Bold, Innovative…A CUT ABOVE The Wendy’s Company

“This CAN’T be Wendy’s!” The Wendy’s Company

“This CAN’T be Wendy’s! I’m telling all my friends.” The Wendy’s Company

The Wendy’s Company

TRADITIONAL ULTRA-MODERN URBAN CONTEMPORARY

DRIVEN BY CUSTOMER EXPECTATIONS

HIGH-LEVEL RESULTS SALES UP IN ALL DAYPARTS CONSISTENTLY HIGH SALES The Wendy’s Company

HIGH-LEVEL RESULTS DINING ROOM SALES DRIVING 50% OF SALES GROWTH The Wendy’s Company

The Wendy’s Company

Manhattan In-Line Design Prototype

The Wendy’s Company Where do we go from here?

TRADITIONAL ULTRA-MODERN URBAN CONTEMPORARY

The Wendy’s Company

FINALIZING DESIGNS Validating consumer impact and sustainability of sales Optimizing cost while retaining sales-driving power Maximizing ROI The Wendy’s Company

IMAGE ACTIVATION Highest returns Lowest cost Most durable finishes Remain relevant to customers The Wendy’s Company

IMAGE ACTIVATION – 2012 All company remodels and most new builds will be new designs 50 more remodels 20 new stores The Wendy’s Company

The Wendy’s Company IMAGE ACTIVATION

The Wendy’s Company

Media Launch AVERAGE WEEKLY BREAKFAST SALES Kansas City, Phoenix, Pittsburgh The Wendy’s Company Net Gross Coupon Rate % 7/10 9/10 11/10 1/11 3/11 5/11 11/11 1/12 Anniversary Launch 7/11 9/11

GAINING FRANCHISEE SUPPORT Breakfast The Wendy’s Company CUSTOMERS OPERATIONS FINANCIAL

The Wendy’s Company Question: How would you rate breakfast at Wendy’s on the following…* Variety 9.0 Taste 9.2 Freshness 9.2 Quality 9.2 Convenience 9.3 Location 9.2 Price 9.0 Value 9.1 * Rating on a 10-point scale STRONG CONSUMER SCORES

What Makes Wendy’s Breakfast Special FRESH INGREDIENTS AND FRESH PREPARATION DIFFERENTIATED MENU OFFERINGS SANDWICHES BEVERAGES SIDES BAKERY The Wendy’s Company VALUE

STRONG FINANCIAL PERFORMANCE The Wendy’s Company Continued positive sales Focus on producing sustainable P&L for system Long-term incremental investment in marketing

The Wendy’s Company OPERATIONALLY SUCCESSFUL

The Wendy’s Company New market in Northeast  Adding breakfast to company remodels and new builds  50 remodels  20 new stores  Sustain long-term performance of existing test markets BREAKFAST EXPANSION – 2012

The Wendy’s Company DAYPART EXPANSION

The Wendy’s Company LATE NIGHT

24-HOUR OPERATIONS The Wendy’s Company

Founded on innovation Driven by execution The Wendy’s Company

The Wendy’s Company

The Wendy’s Company

The Wendy’s Company A CUT ABOVE ACTIVATING PEOPLE EVOLVING SERVICE EXPERIENCE REIMAGING RESTAURANTS

THE Wendy's COMPANY

Quality is Our Recipe...Worldwide

STEVE FARRAR

CHIEF OPERATING OFFICER OF NORTH AMERICA

RECIPE TO WIN

Create the best total customer experience.

A CUT ABOVE

- Activating people
- Evolving service experience
- Reimaging restaurants

OPS IMPROVEMENT

Internal Scorecards

RESTAURANT OPERATING LEVELS


U.S. Company and Franchise Restaurants
A & B LEVEL
F LEVEL
32.5%
83.5%
24.8%
0.6%
2008
2011
2008
2011
The Wendy's Company

OPS IMPROVEMENT

Customer Feedback

Complaint Response Time vs. Customers Returning


% of Customers Who Will Not Buy Again
20%
25%
45%
55%
80%
Minutes
Hours
Days
Weeks
Months

Source: Forum Corporation

The Wendy's Company

High Customer Scores = High Sales



Actual Company Restaurant Sampling
$1,700,000
$1,600,000
$1,500,000
$1,400,000
$1,300,000
$1,200,000
ESTIMATED ANNUAL SALES
20%
30%
40%
50%
60%
70%
80%
90%
100%
CUSTOMER SCORE

The Wendy's Company

High Customer Scores = High Sales



Actual Company Restaurant Sampling
$1,700,000
$1,600,000
$1,200,000
ESTIMATED ANNUAL SALES
20%
30%
70%
80%
90%
100%
CUSTOMER SCORE
Each point increase results in $5,000 incremental annual sales

The Wendy's Company

Greet every customer

Say "Thank You!"

make'em Happy


QUALIT
FRESHNE

Be Friendly

Show Pride

Say "Yes We can!"

My Wendy's

Greet every customer

Say "Thank You!"

make'em Happy

Be Friendly

Show Pride

Say "Yes we can!"

"My Wendy's" Reimages Customer Satisfaction


Customer Scores After Implementation
53%
58%
62%
Not Implemented
1-3 months
12+ months

The Wendy's Company


PARFAIT
with fresh, sweet strawberries and blueberries
VILD BERRY
ROSTY
PARFAIT
ith sweet strawberries and a mixed berry blend.
ORDER HERE
redhead
ROASTERS™

PEOPLE REBOOT

In each Image Activation restaurant:

- Re-interviewed entire staff
- Kept only "Five-Stars"/hired exceptional new employees
- Changed GMs and DMs as needed


SUPERIOR SERVICE
The Wendy's Company


"All of Wendy's spins off of one word — FRESH."

Win with "Five-Star Athletes"

IMAGE ACTIVATION





Wendy's
OLD FASHIONED
HAMBURGERS
CHILI



1969...Wendy's







The Wendy's Company


McDonald's


noodles

TODAY...New QSRs










Wendy's
LATE NITE
OPEN TIL

TODAY...Wendy's Outdated Designs


Wendy's
OLD FASHIONED HAMBURGERS
New Fresh Made BREAKFAST
FRESH BREAKFAST MENU



The Wendy's Company


Wendy's
Wendy's



TODAY...Functional, not Competitive


Wendy's




START HERE
ORDER HERE


Wendy's
QUALITY IS OUR RECIPE

TODAY...Bold, Innovative...A CUT ABOVE


QUALITY
FOOD
MADE
FRESH
IS OUR RECIPE
EXIT


Wendy's
Wendy's


"This CAN'T be Wendy's!"
Wendy's
Wendy's
The Wendy's Company.


QUALITY
FOOD
MADE
FRESH
“This CAN’T be Wendy’s!
I’m telling all my friends.”
The Wendy’s Company


EXIT


Wendy's
QUALITY IS OUR RECIPE
ULTRA-MODERN
Wendy's
CONTEMPORARY
Wendy's
TRADITIONAL
Wendy's
QUALITY IS OUR RECIPE
URBAN


ORDER HERE
redhead
ROASTERS
PICK-UP HERE

DRIVEN BY CUSTOMER EXPECTATIONS


Wendy's

HIGH-LEVEL RESULTS

SALES UP IN ALL DAYPARTS

CONSISTENTLY HIGH SALES


Wendy's
QUALITY IS OUR RECIPE

The Wendy's Company

HIGH-LEVEL RESULTS

DINING ROOM SALES DRIVING 50% OF SALES GROWTH



redhead
ROASTERS™
NOS Energy Drink
$2.59
$1.59
FUZE
$1.99
$1.39
100+
DRINK
CHOICES


WENDY'S
QUALITY IS OUR RECIPE
OPENING FRIDAY!
REAL CHANGES ARE HERE!
ENTER

Manhattan In-Line Design Prototype



Wendy's
Quality is Our Recipe

Where do we go from here?


TRADITIONAL
ULTRA-MODERN
URBAN
CONTEMPORARY
Wendy's
QUALITY IS OUR RECIPE


Wendy's
QUALITY IS OUR RECIPE
Wendy's
Wendy's
Wendy's
QUALITY IS OUR RECIPE
OPENING FRIDAY!
REAL CHANGES ARE HERE!

The Wendy's Company

FINALIZING DESIGNS

- Validating consumer impact and sustainability of sales
- Optimizing cost while retaining sales-driving power
- Maximizing ROI

IMAGE ACTIVATION

- Highest returns
- Lowest cost
- Most durable finishes
- Remain relevant to customers



IMAGE ACTIVATION – 2012

All company remodels and most new builds will be new designs

- 50 more remodels
- 20 new stores


THANK YO

IMAGE ACTIVATION


QUALITY IS OUR RECIPE
WENDY'S
739

The Wendy's Company


QUALITY IS OUR RECIPE
WENDY'S
The Wendy's Company

GOOD MORNINGS START HERE

Start your morning with our refreshing

BREAKFAST BEVERAGES


WILD BERRY TEA
PREMIUM BLEND ICED COFFEE
PREMIUM BLEND
Wendy's

- PREMIUM BLEND COFFEE HOT OR ICED
- 100% FRESHORANGE JUICE
- NEW! WILD BERRY ICED TEA


MORNIN' MELT PANINI
FRESH-BAKED BISCUIT
ARTISAN EGG SANDWICH

Good mornings start with

FRESHLY CRACKED GRADE A EGGS



ARTISAN EGG SANDWICH

on a toasted honey-wheat muffin.


AVERAGE WEEKLY BREAKFAST SALES
Kansas City, Phoenix, Pittsburgh
Net
Gross
Coupon Rate %
Media Launch
Anniversary Launch
7/10
9/10
11/10
1/11
3/11
5/11
7/11
9/11
11/11
1/12
The Wendy's Company

Breakfast

GAINING FRANCHISEE SUPPORT



CUSTOMERS

FINANCIAL

OPERATIONS

STRONG CONSUMER SCORES

Question: How would you rate breakfast at Wendy's on the following…*

Variety	9.0	Convenience	9.3
Taste	9.2	Location	9.2
Freshness	9.2	Price	9.0
Quality	9.2	Value	9.1

* Rating on a 10-point scale

What Makes Wendy's Breakfast Special

FRESH INGREDIENTS AND FRESH PREPARATION



SANDWICHES



BEVERAGES



SIDES


MY 99¢
Value MENU
SAUSAGE BISCUIT
SAUSAGE & EGG BURRITO
SAUSAGE AND CHEESE MUFFIN
FRESH-BAKED OATMEAL BAR
SEASONED HOMESTYLE POTATOES
PREMIUM BLEND COFFEE
SMALL FROSTY
VALUE SOFT DRINK

VALUE



BAKERY

DIFFERENTIATED MENU OFFERINGS


ROASTED
AND READY
IN REAL TIME
redhead
ROASTERS

STRONG FINANCIAL PERFORMANCE

- Continued positive sales
- Focus on producing sustainable P&L for system
- Long-term incremental investment in marketing







OPERATIONALLY SUCCESSFUL





The Wendy's Company

BREAKFAST EXPANSION – 2012

- New market in Northeast
- Adding breakfast to company remodels and new builds
  - 50 remodels
  - 20 new stores
- Sustain long-term performance of existing test markets



GOOD MORNINGS START WITH FRESHLY CRACKED GRADE A EGGS
FRESHLY EGGS CRACKED
MORNIN' MELT™ PANINI

DAYPART EXPANSION


Wendy's


EAT GREAT
REAL LATE
OPEN 'TIL MIDNIGHT
OR LATER
You know when it's real.®
Wendy's

LATE NIGHT

24-HOUR OPERATIONS


Wendy's
The Wendy's Company

Founded on innovation
Driven by execution


My Wendy's
QUALITY
BEEF
IS OUR RECIPE
The Wendy's Company


QUALITY IS OUR RECIPE
Winner of the
ZAGAT
FAST-FOOD SURVEY
#1 FOOD OVERALL
2011
The Wendy's Company

A CUT ABOVE

ACTIVATING PEOPLE

EVOLVING SERVICE EXPERIENCE

REIMAGING RESTAURANTS